SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 12, 2004

DOCENT, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-31537	77-0460705
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2444 CHARLESTON ROAD

MOUNTAIN VIEW, CALIFORNIA 94043

(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (650) 934-9500

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Text of press release of Docent, Inc. dated January 12, 2004 (solely furnished and not filed herewith, pursuant to Item 12).

Item 12.	Results of Operations and Financial Condition.

On January 12, 2004, Docent, Inc. announced preliminary fourth quarter 2003 financial results. Docent, Inc. issued a press release announcing such financial results on January 12, 2004. The full text of the press release is furnished (not filed) as Exhibit 99.1 hereto. The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

The press release furnished as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are “forward-looking” rather than “historic.” Docent, Inc. disclaims any obligation to update forward-looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect Docent’s operating results is included in Docent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and the Form 10-Q for the quarter ended September 30, 2003 and other filings made with the Securities and Exchange Commission which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s website (http://www.sec.gov).

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of January 12, 2004

DOCENT, INC.

By:	/s/ NEIL J. LAIRD

Neil J. Laird Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release of Docent, Inc. dated January 12, 2004 (solely furnished and not filed herewith, pursuant to Item 12).